UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2016

Sarepta Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14895	93-0797222
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

215 First Street

Suite 415

Cambridge, MA 02142

(Address of principal executive offices, including zip code)

(617) 274-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 20, 2016, Sarepta Therapeutics, Inc. (the “Company”) announced that the Patent Trial and Appeal Board (PTAB) of the United States Patent and Trademark Office (USPTO) has issued two favorable decisions for the Company in the composition of matter patent interferences for exon 51 (Interference No. 106,008) and exon 53 (Interference No. 106,007). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press release dated September 20, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sarepta Therapeutics, Inc.

By:	/s/ Edward M. Kaye, M.D.
Edward M. Kaye, M.D. Interim Chief Executive Officer, Senior Vice President and Chief Medical Officer

Date: September 20, 2016

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated September 20, 2016